Exhibit 10.1

DATED 23 May 2023

BETWEEN

LEW CHEE HOONG (NRIC No.***)

 (Vendor)

AND

LIM YEW CHEAN (NRIC No.***)

(Vendor)

AND

LEW CHEE SEONG (NRIC No.***)

(Vendor)

AND

WF HOLDING LIMITED

(Company No. 398367)

 (Purchaser)

SHARE SALE AND PURCHASE AGREEMENT

IN RESPECT OF

WIN-FUNG FIBREGLASS SON BHD

This Share Sale and Purchase Agreement (“Agreement”) is made on 23 May 2023

BETWEEN

(1)	LEW CHEE HOONG (NRIC No.***), a Malaysian citizen with an address at No. 18, Lorong Burhanuddin Helmi 3, Taman Tun Dr. Ismail, 60000 Kuala Lumpur, Malaysia (“LCH”) of the one part;

AND

(2)	UM YEW CHEAN (NRIC No.***), a Malaysian citizen with an address at No. 18, Lorong Burhanuddin Helmi 3, Taman Tun Dr. Ismail, 60000 Kuala Lumpur, Malaysia (“LYC”) of the second part;

AND

(3)	LEW CHEE SEONG (NRIC No.***), a Malaysian citizen with an address at No. 18, Lorong Burhanuddin Helmi 3, Taman Tun Dr. Ismail, 60000 Kuala Lumpur, Malaysia (“LCS”) of the third part;

AND

(4)	WF HOLDING LIMITED (Company No. 398367), a company incorporated under the laws of Cayman Islands and having its registered office at Ogier Global (Cayman) Limited, 89, Nexus Way, Camana Bay,, Grand Cayman, KY1-9009, Cayman Islands (“Purchaser”) of the other part;

(LCH, LYC, LCS and the Purchaser are collectively referred to as the “Parties” and where the context permits or requires, “Party” shall mean any one of them whereas LCH, LYC and LCS are collectively referred to as the “Vendors” and “Vendor” shall mean any one of them.)

RECITALS:

A.	The Vendors are desirous of selling the Sale Shares (as defined in Clause 1.1) to the Purchaser and the Purchaser is desirous of purchasing and accepting the transfer of the Sale Shares on the terms and subject to the conditions of this Agreement.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement (including the Recitals and Schedules), unless the context otherwise requires, the following expressions shall have the respective meanings assigned to them below:

“Business Day”	means a day In which banks are open for business in Kuala Lumpur and excludes a Saturday, Sunday or public holiday;

“Company”	means Win-Fung Fibreglass Sdn Bhd (Registration No. 198401004617(117136-D)), a company incorporated in Malaysia under the Companies Act;

“Company Board”	means the board of directors of the Company;

“Companies Act”	means the Companies Act 2016 as amended from time to time and any re enactment thereof;

“Completion”	means the completion of the transfer of the Sale Shares in accordance with this Agreement;

“Completion Date”	means the date on which Completion takes place under Clause 5;

“Consideration Shares”	means 12,749,999 new WF Holding Shares to be allotted and issued by the Purchaser to the Vendors credited as fully paid as settlement of the Purchase Consideration for the purposes of Completion based on the following:

No.	Vendors.	Consideration Shares
1.	LCH	5,099,999
2.	LYC	5,100,000
3.	LCS	2,550,000

“Encumbrance(s)”	means any mortgage, charge, pledge, lien, assignment, hypothecation, security interest, title retention, preferential right or trust arrangement or other security arrangement or agreement conferring a right lo a priority of payment and “Encumber” shall be construed accordingly;

“Purchase Consideration”	has the meaning specified in Clause 3.1;

“Sale Shares”	means 340,000 ordinary shares in the Company; and

‘Warranties”	means all statements of fact herein and the representations and warranties set out in Schedule 1 given by the Vendors in this Agreement; and

“WF Holding Shares”	means ordinary issued shares in the Purchaser.

1.2	Interpretation

1.2.1	In this Agreement, unless there is something in the context inconsistent with such construction or unless it is expressly provided otherwise:

(a)	a person includes an individual, firm, partnership, joint venture, unincorporated association, corporation or other body corporate;

(b)	a person includes the legal personal representatives, successors and permitted assigns of that person;

(c)	a statute includes rules, regulations and any other subordinate legislation under it and consolidations, amendments, re-enactments or replacements of any of them;

(d)	this Agreement and any other document or instrument referred to in this Agreement includes this Agreement and any such other document or instrument as amended, supplemented, modified or novated from time to lime;

(e)	a “Recital”, “Clause”, “Schedule”, “Appendix” or “Annexure” is a reference to a recital and clause of, and schedule, appendix or annexure to, this Agreement, all of which form an integral part of this Agreement;

(f)	a “Paragraph” is a reference to a paragraph of the Clause or Schedule in which such reference appears;

(g)	writing includes all modes of representing or reproducing words in a legible, permanent and visible form;

(h)	“RM” or “Ringgit Malaysia” is a reference to ringgit Malaysia and cents respectively;

(i)	the singular includes the plural and vice versa;

(j)	a gender includes all genders; and

(k)	a date or time of day is a reference to Malaysia date or time.

1.2.2	Headings and sub-headings are inserted for ease of reference only and do not affect the interpretation of this Agreement.

1.2.3	Anything or obligation to be done under this Agreement which requires or falls to be done on a stipulated day, shall be done on the next succeeding Business Day, if the day upon which that thing or obligation is required or falls to be done falls on a day which is not a Business Day.

1.2.4	Any information, fact or matter which is capable of influencing the decision of subscriber of shares or which is necessary for a subscriber to know to enable it to come to a considered judgment is to be regarded as material and unless otherwise provided, the materiality of any inaccuracy, discrepancy, commission or omission, alteration and liability in respect of any relevant subject matter will be construed accordingly.

1.2.5	No rule of construction applies to the disadvantage of a Party because the Party is responsible for the preparation of this Agreement or any part of it.

2.	TRANSFER OF SALE OF SHARES

2.1	Sale and Purchase

Subject to the terms and conditions of this Agreement:

2.1.1	the Vendors shall sell and procure transfer to the Purchaser the Sale Shares free from all Encumbrances and together with all rights and benefits attaching thereto; and

2.1.2	the Purchaser shall purchase and accept the transfer of the Sale Shares from the Vendors free from all Encumbrances and together with all rights and benefits attaching thereto.

2.2	Purchase of all Sale Shares

The Purchaser shall not be obliged to complete the purchase of any of the Sale Shares unless the purchase of all the Sale Shares is completed simultaneously.

3.	CONSIDERATION

3.1	Purchase Consideration

The consideration for the sale, purchase and transfer of the Sale Shares (the “Purchase Consideration”) is USD1,274.9999 only arrived at on a willing buyer-willing seller basis.

3.2	Settlement of Purchase Consideration

The Purchase Consideration shall be satisfied or settled in the manner provided in Clause 5.2.1 on the Completion Date.

4.	THE VENDORS’ OBLIGATION PENDING COMPLETION

4.1	No other dealing with shares

The Vendors shall not, after the execution of this Agreement. enter into any agreement, transaction or arrangement whatsoever (whether conditional or otherwise) to sell, dispose of, transfer, assign, convey or Encumber the Sale Shares or any part thereof to any other party whomsoever unless otherwise provided in this Agreement.

5.	COMPLETION

5.1	Completion shall take place at the execution of this Agreement or such other date agreed in writing between the Parties.

5.2	On the Completion Date, the following shall take place concurrently:

5.2.1	the Purchaser shall:

(a)	allot and issue the Consideration Shares to the Vendors credited as fully paid; and

(b)	deliver or procure to be delivered to the Vendors the certified true copies or extract of meeting minutes or written resolutions of the Purchaser’s board of directors, approving the allotment and issuance of the Consideration Shares to the Vendors; and

(c)	deliver or procure to be delivered to the Vendors such other papers and documents as the Vendors may require;

5.2.2	the Vendors shall deliver or procure to be delivered to the Purchaser:

(d)	a duly completed and signed transfer (in such prescribed form under the Companies Act) in favour of the Purchaser, in respect of the Sale Shares, together with the duly sealed original share certificates in relation thereto and directing the secretary of the Company to stamp and register the same;

(e)	a certified true copy or extract of meeting of the Company Board approving the transfer of the Sale Shares to the Purchaser; and

(f)	such other papers and documents as the Purchaser may require.

5.2.3	upon fulfilment of the obligations of the Purchaser and Vendors in Clauses 5.2.1 and 5.2.2, this Agreement shall be completed and the legal and beneficial ownership of the Sale Shares shall be transferred to the Purchaser.

6.	WARRANTIES/ INDEMNITIES

Except as expressly provided in the Warranties to the contrary, the Vendors give the Warranties in favour of the Purchaser as at the date of this Agreement and as at the Completion Date. The Vendors hereby jointly and severally warrant to the Purchaser that the information and statements set out in the Warranties are true, accurate and correct in all respects at the date of this Agreement and will continue to be so up to and including Completion. To this effect, the Warranties shall be deemed to be repeated during this period as if they had been entered into afresh during the said period in relation to the facts and circumstances then existing.

7.	TERMINATION

If either Party breaches any of the provisions of this Agreement which (if capable of remedy) is not remedied within fourteen (14) days after being given notice by the other Party to rectify such breach, the other Party shall, if the other Party is not otherwise in breach or default of this Agreement, be entitled to all rights and remedies available at law or in equity.

8.	GENERAL

8.1	Notices

8.1.1	Any notices, demands or other communications required or permitted, under this Agreement shall be in writing and delivered personally or by way of electronic mail or sent by prepaid registered post to the address of the relevant Party set out in Clause 8.1.2 or to such other addresses as a Party may from time to time duly notify the other in writing.

8.1.2	The addresses of the Parties for the purpose of this Agreement are specified below:

LCH
Attention	Mr. Lew Chee Hoong
Address	No. 18, Lorong Burhanuddin Helmi 3, Taman Tun Dr. Ismail, 60000 Kuala Lumpur, Malaysia.
Email address	***

LYC
Attention	Mr. Lim Yew Chean
Address	No. 18, Lorong Burhanuddin Helmi 3, Taman Tun Dr. Ismail, 60000 Kuala Lumpur, Malaysia.
Email address	***

LCS
Attention	Mr. Lew Chee Seong
Address	No. 18, Lorong Burhanuddin Helmi 3, Taman Tun Dr. Ismail, 60000 Kuala Lumpur, Malaysia.
Email address	***

The Purchaser
Attention	The Board of Directors
Address	Ogier Global (Cayman) Limited, 89, Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands.
Email address	***

8.1.3	A notice shall be effective upon receipt and shall be deemed to have been received:

(a)	if delivered by hand, at the time of delivery;

(b)	if sent by email, when the email is sent; and

(c)	if delivered by pre-paid registered post, seven (7) days after posting.

8.2	Time

Time is of the essence as regards to all dates, periods of time and times specified ·in this Agreement.

8.3	Law and Jurisdiction

8.3.1	The construction, validity and performance of this Agreement and all non-contractual obligations (if any) arising from or connected with this Agreement shall be governed by the laws of Malaysia.

8.3.2	The Parties to this Agreement irrevocably agree that the courts of Malaysia in Kuala Lumpur shall have exclusive jurisdiction over any claim or matter arising under or in connection with this Agreement (including any non-contractual claim) and that accordingly any proceedings in respect of any such claim or matter may be brought in such court.

8.4	Enforceability

8.4.1	If one or more of the provisions of this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law or decision, the validity, legality or enforceability of the remaining provisions contained herein shall not be affected or impaired in any way.

8.4.2	Each Party shall, in any such event, execute such additional documents as the other Party may reasonably request in order to give valid, legal and enforceable effect to any provision which is determined to be invalid, illegal or unenforceable.

8.4.3	If any provision shall be void, illegal or unenforceable but would be valid and enforceable if read down, then that provision shall be read down to the extent necessary to render the provision valid and enforceable.

8.5	Waivers

8.5.1	Waiver of any breach of this Agreement or of any right, power, authority, discretion or remedy arising upon a breach of or default under this Agreement, must be in writing and signed by or on behalf of the party granting the waiver.

8.5.2	A breach of or default under this Agreement is not waived by any failure or delay by the other party in exercising or partial exercise of any right, power, authority, discretion or remedy under this Agreement.

8.5.3	A right, power, authority, discretion or remedy created or arising upon a breach or default under this Agreement shall not be waived by any failure or delay in the exercise, or a partial exercise, of that or any other right, power, authority, discretion or remedy under this Agreement.

8.6	Amendment/Variation

Any amendment and/or variation of any term of this Agreement must be in writing and signed by all Parties.

8.7	Cost and Expenses

Each Party shall bear its/him own legal, professional and other costs and expenses incurred by it/him in connection with the negotiation, preparation or completion of this Agreement.

8.8	Successors-in-title and Assignees

8.8.1	Neither Party may without the prior written consent of the other, assign, grant any security interest over, hold on trust or otherwise transfer the benefit of the whole or any party of this Agreement.

8.8.2	This Agreement is binding on the Parties and their respective successors-in-title and permitted assigns, as the case may be. Any reference in this Agreement to any of the Parties shall be construed accordingly.

8.9	Further Assurance

Each of the Parties agrees at its own cost to perform (or procure the performance of) all further acts and things, and execute and deliver (or procure the execution and delivery of) such further documents, as may be required by law or as the other party may reasonably require, whether on or after the date of this Agreement, to implement and/or give effect to this Agreement and the transaction contemplated by this Agreement.

8.10	Counterparts

This Agreement may be executed in any number of counterparts, all of which taken together constitute one instrument. This Agreement shall not be effective until each Party has executed at least one counterpart. Signatures may be exchanged by e-mail, with original signatures to be followed. Each Party agrees to be bound by its own electronic signature and that it accepts the electronic signature of the other Party.

8.11	Entire Agreement

This Agreement constitutes the whole agreement between the Parties. This Agreement supersedes and extinguishes any previous agreements between the Parties, whether orally or in writing, in respect of the transaction contemplated by this Agreement which shall cease to have any further force or effect.

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Schedule 1

Representations and Warranties

1.	Warranties

1.1	General information in respect of the Company

1.1.1	The Company is incorporated in Malaysia and is duly registered and validly existing under the laws of Malaysia.

1.1.2	The Company is a private company limited by shares and incorporated under the laws of Malaysia.

1.2	Sale Shares

1.2.1	The Sale Shares shall comprise 100% of the entire issued share capital of the Company at the Completion Date.

1.2.2	There are no subsisting agreements or arrangements to create any Encumbrance on or over any of the Sale Shares, whether at this time or in the future, nor are the Sale Shares the subject of any subsisting rights to acquire or options.

1.2.3	The Sale Shares at the Completion Date will be fully paid and no moneys will be owing in respect of them.

1.2.4	The Vendors will on Completion Date be entitled to transfer or procure the transfer of the full legal ownership of the Sale Shares to the Purchaser together with all rights and benefits attaching thereto without the consent of any other person and free of any pre-emptive rights, rights of first refusal or other Encumbrances.

1.2.5	The Sale Shares are genuine and are not subject to any competing interest or claims by any other person.

1.2.6	On the Completion Date, the Purchaser shall be able to register the Sale Shares in the name of the Purchaser subject only to the payment of the relevant stamp duties and registration fees, if any.

1.2.7	On the Completion Date, the Sale Shares are not subject to any approval or consent of the financiers/creditors of the Company for, inter alia, the sale and transfer of the Sale Shares in favour of the Purchaser, upon the terms and subject to the conditions of this agreement.

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

LCH

SIGNED by

/s/ LEW CHEE HOONG
(NRIC No.***)
in the presence of:

Witness’s signature

/s/ ONG SOO KWAN
Designation: NRIC No.***

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

LYC

SIGNED by

/s/ LIM YEW CHEAN
(NRIC No.***)
in the presence of:

Witness’s signature

/s/ ONG SOO KWAN
Designation: NRIC No.***

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

LCS

SIGNED by

/s/ LEW CHEE SEONG
(NRIC No.***)
in the presence of:

Witness’s signature

/s/ ONG SOO KWAN
Designation: NRIC No.***

IN WITNESS WHEREOF the Parties have hereunto caused this Agreement to be duly executed as at the day and year first above written.

PURCHASER

SIGNED by	)
LEW CHEE HOONG	)
(NRIC No.***))
for and on behalf of	)
WF HOLDING LIMITED	)
(Company No. 398367))
in the presence of:	)

Witness Signature
/s/ ONG SOO KWAN
Designation: NRIC No.***